FARM BUREAU LIFE INSURANCE COMPANY
Farm Bureau Life Annuity Account
Supplement Dated July 28, 2010
to the
Prospectus For
Individual Flexible Premium Deferred
Variable Annuity Contract
(Dated May 1, 2010)


      This supplement updates certain information about the individual flexible premium deferred variable annuity contract (the "Contract") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Contract prospectus for future reference.

      On cover page of the prospectus the first paragraph is amended to read as follows:

Farm Bureau Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for accumulation of Cash Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.












FB Pre-2002